Execution Version

NEITHER THE SECURITIES REPRESENTED HEREBY, NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE DISPOSED OF IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

ONCOVISTA INNOVATIVE THERAPIES, INC.

Warrants for the Purchase
of
Securities

No. __________	January 15, 2009

THIS CERTIFIES that, for consideration, the receipt and sufficiency receipt and sufficiency are hereby acknowledged, and other value received, ________________ (the “Holder”) is entitled to purchase from ONCOVISTA INNOVATIVE THERAPIES, a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time after the Initial Exercise Date (as herein after defined) until 5:00 P.M. New York City local time on the fifth anniversary of the date hereof (the “Exercise Period”), up to an amount or number of the securities, which shall be identical with respect to terms, rights and types of securities as those, (“Warrant Securities”) offered in the first Qualified Financing (as hereinafter defined) consummated by the Company following the date hereof equal to $________ (determined based on the offering price in such Qualified Financing) at a price per security equal to the product of (A) and (B), where (A) equals the offering price per security in the next Qualified Financing consummated by the Company and where (B) equals 0.90; provided, however, that upon the occurrence of any of the events specified in Section 6 or 7 hereof, the rights granted by this Warrant, including the exercise price and the securities to be received upon such exercise, shall be adjusted as therein specified.  The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.  The term “Qualified Financing” shall mean one or more financing, whether in the form of equity securities, Indebtedness, derivative securities, or otherwise, the aggregate gross proceeds of which equal or exceed $5,000,000.  In the event that no Qualified Financing shall be consummated by the Company prior to the expiration of the Exercise Period, this Warrant shall be exercisable for up to _________ shares of common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $0.50 per share (subject to the aforementioned adjustments specified herein).

This Warrant is the warrant or one of the warrants (collectively, including any warrant issued upon the exercise or transfer of any such warrants in whole or in part, the “Warrants”) referenced in the Secured Promissory Note, dated January 15, 2009, by the Company in favor of the Holders named therein.  As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.  Each Warrant Security or share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share”.

1.             (a)          This Warrant may be exercised during the Exercise Period, either in whole or in part, by delivery to the Company at its office at, OncoVista Innovative Therapies, Inc., 14785 Omicron Drive, Suite 104, San Antonio, Texas 78245, or at such other place as is designated in writing by the Company, of:

(i) this Warrant;

(ii)          a completed Election to Purchase (for cash), in the form set forth in Exhibit I, executed by the Holder exercising all or part of the purchase rights represented by this Warrant; and

(iii)         (A) a certified or bank cashier's check payable to the order of the Company, or (B) a wire transfer of funds to an account designated by the Company, in an amount equal to the product of the Exercise Price and the number of Shares for which this Warrant is being exercised.

(b)          Notwithstanding anything herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant by delivery to the Company at this offices at the address above, in lieu of making a cash payment that would otherwise be payable in connection with such exercise (as “Cashless Exercise”), of:

(i)           this Warrant; and

(ii)          a completed Election to Purchase (cashless), in the form set forth in Exhibit II, executed by the Holder exercising all or part of the exchange rights represented by this Warrant.

Upon presentation and delivery in connection with a Cashless Exercise, the number Warrant Shares subject to this Warrant shall be reduced by the number of Warrant Shares specified on the Election to Purchase (cashless) form, and in exchange for such reduction the Holder shall receive the number of Warrant Shares, as the case may be, specified on the Election to Purchase (cashless) form (up to the total number of Warrant Shares which are subject to this Warrant) multiplied by a fraction, the numerator of which shall be the excess of the then Current Market Price (as defined below) per Warrant Share over the Exercise Price, and the denominator of which shall be the then Current Market Price per Warrant Share.

2.            Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder or its designee shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder or its designee.  As soon as practicable after each such exercise of this Warrant (but not later than three (3) business days following delivery to the Company of the Election to Purchase and other deliverable pursuant to Section 1(a) or 1(b), as applicable) the Company shall issue and deliver to the Holder or its designee a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. The certificates so delivered shall be in such denominations as may be requested by the Holder.   If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

3.            Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.  This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.  This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent.  Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

4.            (a)           The Company shall at all times reserve and keep available out of its authorized, but unissued, securities issued in the next Qualified Financing or shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of Warrant Securities and/or shares of Common Stock as shall, from time to time, be sufficient therefor.  The Company represents that all Warrant Securities and/or shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable and free from all taxes, liens and charge in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Share may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Warrant Securities or Common Stock may be listed.

(b)          The transfer agent for the Warrant Securities and the Common Stock and every subsequent transfer agent for any of the Company’s securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose.  The Company shall keep a copy of this Warrant on file with the transfer agent for the Warrant Securities or the Common Stock and with every subsequent transfer agent for shares of the Company’s securities issuable upon exercise of this Warrant.  The Company shall supply such transfer agent with duly executed certificates representing the Warrant Securities and the Common Stock or other securities for such purpose.

(c)          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issues or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant; but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Warrant Securities or Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Securities or Common Stock upon the exercise of this Warrant.

5.           The Company will (i) obtain and keep effective all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (ii) is the Company hereafter lists its Common Stock on any national securities, including NASDAQ, use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on such exchange upon notice of issuance.

6.            (a)           The Exercise Price for the Warrants in effect from time to time, and the number of shares of Common Stock issuable upon exercise of the Warrants, shall be subject to adjustment, as follows:

In the event that the Company shall at any time after the date hereof (A) declare a dividend or otherwise make a distribution or distributions on the outstanding Warrant Securities (following the initial consummation of the Qualified Financing), Common Stock or other equity or equity equivalent securities payable in shares of its capital stock, (B) subdivide the outstanding Warrant Securities (following the initial consummation of the Qualified Financing) or Common Stock, (C) combine the outstanding (following the initial consummation of the Qualified Financing) Common Stock into a smaller number of securities or shares (as applicable), or (D) issue any shares of its capital stock by reclassification of the outstanding Warrant Securities or Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Warrant Securities or Common Stock outstanding (as applicable) immediately prior to such action, and the denominator of which shall be the number of Warrant Securities or shares of Common Stock (as applicable) outstanding after giving effect to such action.  Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.  Simultaneous with any such adjustment, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to equal the quotient of (A) divided by (B), where (A) equals the product of the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior thereto multiplied by the Exercise Price per Warrant Share in effect immediately prior thereto, and where (B) equals the Exercise Price, as adjusted.

(b)           The Company shall not be required to issue fractions of Warrant Securities or shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share of capital stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such Warrant Securities or share of Common Stock on the date of exercise of this Warrant.  For purposes of this Warrant, the “Current Market Price” per Warrant Security or share of Common Stock on any date shall be deemed to be the closing price per Warrant Security or share of Common Stock on the trading day immediately preceding the date in question on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) upon which the Warrant Securities or Common Stock (as applicable) is listed or admitted to trading. Such closing price shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange  (including, for purposes hereof, the Nasdaq National Market) on which the Warrant Securities or Common Stock (as applicable) is listed or admitted to trading or, if the Warrant Securities or Common Stock (as applicable) is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Warrant Securities or Common Stock (as applicable) as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information.  If, on any such date, any Warrant Securities or the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the Current Market Price shall be deemed to be the highest reported bid price for the Warrant Securities or Common Stock (as applicable) on the OTC Bulletin Board.  If, on any such date, the Warrant Securities or Common Stock (as applicable) is not listed or admitted to trading on any national securities exchange, is not quoted on the Nasdaq SmallCap Market, the OTC Bulletin Board, or any similar organization, the Current Market Price shall be deemed to be the highest reported bid price for the Warrant Securities or Common Stock (as applicable) in the “pink sheets”, as reported by the National Quotations Bureau.  If, on any such date, the Warrant Securities or the Common Stock (as applicable) is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market, the OTC Bulletin Board, the pink sheets, or any similar organization, the Current Market Price shall be deemed to be the Current Market Price, determined as set forth above, on the last date upon which such price is available.  In the event that no such price is available, the Current Market Price shall be the fair value of a Warrant Security or a share of Common Stock (as applicable) on such date, as determined in good faith by the Board of Directors of the Company and the Holder; provided, however, if no such agreement is reached within thirty (30) days of the date on which the event for which the Current Market Price is required to be determined occurs, then the Current Market Price shall be determined as follows: the Company and the Holder shall each designate promptly in a written notice to the other its determination of the fair market value of such Common Stock as of the applicable reference date, and the Current Market Price of such Common Stock as of the applicable reference date shall then be determined by a nationally recognized independent appraiser (the “Independent Financial Expert”) selected by the Holder from a group of three appraisers chosen by the Company (with whom the Company does not have an existing business relationship) and the Holder assuming an arm’s-length private sale between a willing buyer and a willing seller, neither acting under compulsion.  The determination by the Independent Financial Expert of the Current Market Price shall be final and binding on the Company and the Holder.  The costs and expenses of any such Independent Financial Expert making such valuation shall be paid by the Company, except that such expenses shall be borne solely by the Holder to the extent that the Independent Financial Expert concludes that the valuation of such Common Stock made by the Board of Directors of the Company is within five percent (5%) of the Current Market Price.

(c)           All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(d)           In any case in which this Section 6 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of Warrant Securities or shares of Common Stock outstanding or in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Securities or shares of Common Stock upon the occurrence of the event requiring such adjustment.

(e)           Whenever there shall be an adjustment as provided in this Section 6, the Company shall within fifteen (15) days thereafter cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a statement of the facts in detail requiring such adjustment and the computation thereof.

(f)           No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

7.            (a)           In case of any capital reorganization, other than in the cases referred to in Section 6(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Warrant Shares or the conversion of such outstanding Warrant Shares into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or the case of any statutory exchange of securities with another corporation (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization.  In case of any Reorganization, appropriate adjustments, shall be made in the application of the provisions herein, including, without limitation, provisions for adjustments o the Exercise Price and the number of Warrant Shares, set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant.  Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.  The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Warrant Shares outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

(b)           In case of any reclassification or change of the Warrant Shares issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Warrant Shares (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof  receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6.

(c)           The above provisions of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

(d)           In case any event shall occur as to which the other provisions of Section 6(a), 7(a) or 7(b) are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principals of the adjustments set forth in this Section 7 then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principals established herein, necessary to preserve the purchase rights represented by the Warrant.  Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein.

8.            In case at any time the Company shall propose:

(a)           to pay any dividend or make any distribution on Warrant Shares in shares of capital stock of the Company or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Warrant Shares; or

(b)           to issue any rights, warrants, or other securities to all holders of Warrant Shares entitling them to purchase any additional shares of capital stock of the Company or any other rights, warrants, or other securities; or

(c)           to effect any reclassification or change of outstanding Warrant Securities or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 87 or

(d)           to effect any liquidation, dissolution, or winding-up of the Company; or

(e)           to take any other action that would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered or certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding Warrant Shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of Warrant Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

9.            The issuance of any shares or other securities upon the exercise of this Warrant and the issuance and delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance, including but not limited to all federal and state taxes (other than taxes on income of the Holder), documentary taxes, stamp taxes, if any, and other governmental charges that may be imposed in connection therewith.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10.           The Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE DISPOSED OF IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

11.           Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12.           The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13.           All notices under this Agreement must be in writing and addressed, if to the Company, to its manager.  Any notice or other communication in connection with this Agreement shall be deemed to have been given (i) if personally delivered to a party, when so delivered, (ii) (A) if by certified mail, three business days after mailing or (B) if by Federal Express or other recognized next day carrier timely posted for next business day delivery, the next business day following such timely posting, to the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13), or (iii) if by facsimile, once transmitted (provided that the appropriate answer back or telephonic confirmation is received), if to the Company at OncoVista Innovative Therapies, Inc., 14785 Omicron Drive, Suite 104, San Antonio, Texas 78245, and if to the Holder, at the address set forth in the Warrant Register.  Either party may change the address or facsimile number to which notices or other communications hereunder are to be delivered by giving the other party notice in the manner set forth.

14.           This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.   The Holder and the Company irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court, in each case located in the City of New York, New York, in connection with any action or proceeding arising out of, or relating to, this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Holder or the Company, as applicable, waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 13 of this Warrant.  Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint, or other process.  Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

15.           This Warrant may not be amended or modified in any manner nor may any of its provisions be waived except by written amendment executed by the Company and the Holder.  A waiver, modification or amendment by a party shall only be effective if (a) it is in writing and signed by the parties, (b) it specifically refers to this Warrant and (c) it specifically states that the party, as the case may be, is waiving, modifying or amending its rights hereunder.  Any such amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

16.           The covenants and provisions of this Warrant shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties.

17.           The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

18.           If any one or more of the provisions contained in this Warrant is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, “Governmental Authority”), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the Holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of the Company and the Holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Warrant ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the Holder and the Company as if contained in the original Warrant.  The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

19.           This Warrant may be executed in any number of counterparts, including by facsimile, and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

Dated: __________________

ONCOVISTA INNOVATIVE THERAPIES, INC.

By:
Name: Alexander L. Weis, Ph.D.
Title: Chairman of the Board of
Directors, President, and Chief
Executive Officer

[Seal]

_____________________________
Secretary
Signature Page – Warrant

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ Warrant Shares (as defined herein) of OncoVista Innovative Therapies, Inc., a Nevada corporation, and does hereby irrevocably constitute and appoint ____________________________, attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________

Signature_______________________

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT I
ELECTION TO EXERCISE

To:          OncoVista Innovative Therapies, Inc.

The undersigned hereby exercises its rights to purchase ___________ Warrant Shares (as defined herein) of OncoVista Innovative Therapies, Inc., a Nevada corporation (the “Company”), covered by the within Warrant.  The undersigned hereby elects to exercise such rights by tendering herewith payment herewith in the amount of $____________ in accordance with the terms thereof,  and requests that certificates for the securities constituting such Warrant Shares be issued in the name of, and delivered to:

(Print Name, Address, and Social Security
or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:_____________________	Name___________________________________________
(Print)
Address:

(Signature)

EXHIBIT II

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:
(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:
(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby elects to pay such purchase price using a cashless exercise.  If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:
(Please Print)

Address:

Signature: ___________________________________                         DATED: _____________________, 200__
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed: